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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]

                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)

                           ---------------------------

                       ELAN FINANCE PUBLIC LIMITED COMPANY
               (Exact name of obligor as specified in its charter)

Ireland                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                               ELAN FINANCE CORP.
               (Exact name of obligor as specified in its charter)

Delaware                                                    20-2143397
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                              Elan Corporation, plc
               (Exact name of obligor as specified in its charter)

Ireland                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                Drug Research Corporation, public limited company
               (Exact name of obligor as specified in its charter)

Ireland                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                              Elan Holdings Limited
               (Exact name of obligor as specified in its charter)

Ireland                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                            Elan Innovations Limited
               (Exact name of obligor as specified in its charter)

Ireland                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                             Elan Management Limited
               (Exact name of obligor as specified in its charter)

Ireland                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                       -2-

                        Elan Medical Technologies Limited
               (Exact name of obligor as specified in its charter)

Ireland                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                   Elan Medical Technologies (Ireland) Limited
               (Exact name of obligor as specified in its charter)

Ireland                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                               Elan Pharma Limited
               (Exact name of obligor as specified in its charter)

Ireland                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                        Elan Pharma International Limited
               (Exact name of obligor as specified in its charter)

Ireland                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                            Elan Transdermal Limited
               (Exact name of obligor as specified in its charter)

Ireland                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                       -3-

                                Elan One Limited
               (Exact name of obligor as specified in its charter)

Ireland                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                Elan Four Limited
               (Exact name of obligor as specified in its charter)

Ireland                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                    The Institute of Biopharmaceutics Limited
               (Exact name of obligor as specified in its charter)

Ireland                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           Monksland Holdings Company
               (Exact name of obligor as specified in its charter)

Ireland                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                 Tackson Limited
               (Exact name of obligor as specified in its charter)

Ireland                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                       -4-

                               Elan Pharma Limited
               (Exact name of obligor as specified in its charter)

United Kingdom                                              Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                      Athena Neurosciences (Europe) Limited
               (Exact name of obligor as specified in its charter)

United Kingdom                                              Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                      G.W. Carnrick Co. Limited (Exact name
                     of obligor as specified in its charter)

United Kingdom                                              Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                          Meadway Pharmaceuticals Ltd.
               (Exact name of obligor as specified in its charter)

United Kingdom                                              Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                          The Liposome Company Limited
               (Exact name of obligor as specified in its charter)

United Kingdom                                              Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                       -5-

                             Monksland Holdings B.V.
               (Exact name of obligor as specified in its charter)

The Netherlands                                             Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                Elan Pharma B.V.
               (Exact name of obligor as specified in its charter)

The Netherlands                                             Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                 Axogen Limited
               (Exact name of obligor as specified in its charter)

Bermuda                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                             Elan Capital Corp. Ltd.
               (Exact name of obligor as specified in its charter)

Bermuda                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                          Elan Finance Corporation Ltd.
               (Exact name of obligor as specified in its charter)

Bermuda                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                       -6-

                      Elan International Insurance Limited
               (Exact name of obligor as specified in its charter)

Bermuda                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                      Elan International Management Limited
               (Exact name of obligor as specified in its charter)

Bermuda                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                       Elan International Portfolios Ltd.
               (Exact name of obligor as specified in its charter)

Bermuda                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                        Elan International Services Ltd.
               (Exact name of obligor as specified in its charter)

Bermuda                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                      Elan Pharmaceutical Investments Ltd.
               (Exact name of obligor as specified in its charter)

Bermuda                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                       -7-

                                Neuralab Limited
               (Exact name of obligor as specified in its charter)

Bermuda                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                       Quadrant Holdings (Bermuda) Limited
               (Exact name of obligor as specified in its charter)

Bermuda                                                     Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           Athena Neurosciences, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    33-0204761
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                        Athena Neurosciences Finance, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                    55-2291823
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                            Elan Drug Delivery, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    75-2971178
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                       -8-

                               Elan Holdings, Inc.
               (Exact name of obligor as specified in its charter)

Massachusetts                                               04-2903487
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           Elan Pharmaceuticals, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    77-0128552
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

Treasury Building
Lower Grand Canal Street
Dublin 2 Ireland
(Address of principal executive offices)                    (Zip code)

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                     7 3/4% Senior Fixed Rate Notes due 2011
                   Senior Floating Rate Notes due 2011 (Title
                          of the indenture securities)

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                                       -9-

1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A)  NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH
          IT IS SUBJECT.

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        Name                                                        Address
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Superintendent of Banks of the State of        One State Street, New York, N.Y.
New York                                       10004-1417, and Albany,
                                               N.Y. 12223

Federal Reserve Bank of New York               33 Liberty Street, New York, N.Y.
                                               10045

Federal Deposit Insurance Corporation          Washington, D.C. 20429

New York Clearing House Association            New York, New York 10005

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
     AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE
     INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE
     7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R.
     229.10(D).

     1.   A copy of the Organization Certificate of The Bank of New York
          (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to
          Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to
          Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

     4.   A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

                                      -10-

     6.   The consent of the Trustee required by Section 321(b) of the Act.
          (Exhibit 6 to Form T-1 filed with Registration Statement No.
          333-106702.)

     7.   A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      -11-

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 26th day of August, 2005.

                                               THE BANK OF NEW YORK

                                               By: /S/ ROBERT A. MASSIMILLO
                                                   -----------------------------
                                                   Name: ROBERT A. MASSIMILLO
                                                   Title: VICE PRESIDENT

                                      -12-

                                                                       EXHIBIT 7

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2005, published in accordance with a call made by the Federal Reserve Bank of this
District pursuant to the provisions of the Federal Reserve Act.

                                                      Dollar Amounts
                                                      --------------
                                                       In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..  $2,753,000
   Interest-bearing balances...........................   6,045,000
Securities:
   Held-to-maturity securities.........................   2,183,000
   Available-for-sale securities.......................  21,741,000
Federal funds sold and securities purchased under
   agreements to resell
   Federal funds sold in domestic offices..............   5,486,000
   Securities purchased under agreements to
   resell..............................................     192,000
Loans and lease financing receivables:
   Loans and leases held for sale......................           0
   Loans and leases, net of unearned
     income............................................  32,953,000
   LESS: Allowance for loan and
     lease losses......................................     558,000
   Loans and leases, net of unearned
     income and allowance..............................  32,395,000
Trading Assets.........................................   6,114,000
Premises and fixed assets (including capitalized
   leases).............................................     812,000
Other real estate owned................................           0
Investments in unconsolidated subsidiaries and
   associated companies................................     278,000
Customers' liability to this bank on acceptances
   outstanding.........................................      68,000
Intangible assets:
   Goodwill............................................   2,039,000
   Other intangible assets.............................     736,000

Other assets...........................................   5,237,000
Total assets........................................... $86,079,000
LIABILITIES
Deposits:
   In domestic offices................................. $38,768,000
   Noninterest-bearing.................................  18,417,000
   Interest-bearing....................................  20,351,000
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................  26,246,000
   Noninterest-bearing.................................     462,000
   Interest-bearing....................................  25,784,000
Federal funds purchased and securities sold under
     agreements to repurchase
   Federal funds purchased in domestic
     offices...........................................   1,224,000
   Securities sold under agreements to
     repurchase........................................     126,000
Trading liabilities....................................   2,927,000
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)...........................   1,245,000
Not applicable
Bank's liability on acceptances executed and
   outstanding.........................................      69,000
Subordinated notes and debentures......................   1,440,000
Other liabilities......................................   5,976,000
Total liabilities...................................... $78,021,000
Minority interest in consolidated
   subsidiaries........................................     139,000

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus.............................................           0
Common stock...........................................   1,135,000
Surplus (exclude all surplus related to preferred
   stock)..............................................   2,089,000
Retained earnings......................................   4,716,000
Accumulated other comprehensive income ................     -21,000
Other equity capital components........................           0
Total equity capital...................................   7,919,000

Total liabilities, minority interest, and equity
   capital............................................. $86,079,000

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi   )
Gerald L. Hassell )     Directors
Alan R. Griffith  )

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